Exhibit 99.1

Twilio Announces Fourth Quarter and Full Year 2016 Results

Q4 Total Revenue of $82.0 million, up 60% year-over-year

Q4 Base Revenue of $75.2 million, up 73% year-over-year

Q4 Dollar-Based Net Expansion Rate of 155%

SAN FRANCISCO--(BUSINESS WIRE)--February 7, 2017--Twilio Inc. (NYSE: TWLO), the leading Cloud Communications Platform company, today reported financial results for its fourth quarter and full year ended December 31, 2016.

“Our fourth quarter and full year results demonstrate the power of our platform business model that starts with developers and extends to some of the largest enterprises in the world,” said Jeff Lawson, Twilio’s Co-Founder and Chief Executive Officer. “As we look into 2017, we will continue to invest in innovation and growth with the goal of powering the software-based future of communications.”

Fourth Quarter 2016 Financial Highlights

  Total revenue of $82.0 million for the fourth quarter of 2016, up 60% from the fourth quarter of 2015 and 15% sequentially from the third quarter of 2016.
  Base revenue of $75.2 million for the fourth quarter of 2016, up 73% from the fourth quarter of 2015 and 17% sequentially from the third quarter of 2016.
  GAAP loss from operations of $12.8 million for the fourth quarter of 2016, compared with GAAP loss from operations of $8.2 million for the fourth quarter of 2015. Non-GAAP income from operations of $0.1 million for the fourth quarter of 2016, compared with non-GAAP loss from operations of $5.0 million for the fourth quarter of 2015.
  GAAP net loss per share attributable to common stockholders of $0.15 based on 86.1 million weighted average shares outstanding in the fourth quarter of 2016, compared with GAAP net loss per share attributable to common stockholders of $0.48 based on 17.0 million weighted average shares outstanding in the fourth quarter of 2015.
  Non-GAAP net income per share attributable to common stockholders of $0.00 based on 100.2 million non-GAAP weighted average diluted shares outstanding in the fourth quarter of 2016, compared with non-GAAP net loss per share attributable to common stockholders of $0.07 based on 70.9 million non-GAAP weighted average diluted shares outstanding in the fourth quarter of 2015.

Full Year 2016 Financial Highlights

  Total revenue of $277.3 million for the full year 2016, up 66% from the full year 2015.
  Base revenue of $245.5 million for the full year 2016, up 79% from the full year 2015.
  GAAP loss from operations of $41.3 million for the full year 2016, compared with GAAP loss from operations of $35.4 million for the full year 2015. Non-GAAP loss from operations of $12.2 million for the full year 2016, compared with non-GAAP loss from operations of $22.9 million for the full year 2015.
  GAAP net loss per share attributable to common stockholders of $0.78 based on 53.1 million weighted average shares outstanding for the full year 2016, compared with GAAP net loss per share attributable to common stockholders of $2.19 based on 17.7 million weighted average shares outstanding for the full year 2015.
  Non-GAAP net loss per share attributable to common stockholders of $0.16 based on 78.6 million non-GAAP weighted average diluted shares outstanding for the full year 2016, compared with non-GAAP net loss per share attributable to common stockholders of $0.34 based on 67.8 million non-GAAP weighted average diluted shares outstanding for the full year 2015.

Key Metrics and Recent Business Highlights

  36,606 Active Customer Accounts as of December 31, 2016, compared to 25,347 Active Customer Accounts as of December 31, 2015.
  Dollar-Based Net Expansion Rate was 155% for the fourth quarter of 2016, compared to 172% for the fourth quarter of 2015.
  Released dual-channel recording, enabling high accuracy call transcription for sales and call center use cases.
  Extended Twilio Interconnect to support Twilio Client, allowing customers to use private network connections to Twilio for WebRTC based calling.
  Introduced the Twilio Porting API, making it easier for customers to port their existing phone numbers to our platform.
  Announced a SIP Registration API, allowing SIP-enabled devices or softphones to connect directly to our Programmable Voice offerings.
  Acquired Beepsend, a Sweden-based Application to Person (A2P) messaging provider, to enhance the capabilities of the Twilio Super Network.
  Awarded ISO 27001 certification, a widely recognized and internationally accepted information security standard.

Outlook

Twilio is initiating guidance for the first quarter and full year ending December 31, 2017 as follows:

Quarter ending March 31, 2017:
Total Revenue (millions)	$82.0	to	$84.0
Base Revenue (millions)	$78.0	to	$79.0
Non-GAAP loss from operations (millions)	$6.5	to	$5.5
Non-GAAP net loss per share	$0.07	to	$0.06
Weighted average shares outstanding			88.0

Full year ending December 31, 2017:
Total Revenue (millions)	$364.0	to	$372.0
Base Revenue (millions)	$351.0	to	$355.0
Non-GAAP loss from operations (millions)	$17.0	to	$13.0
Non-GAAP net loss per share	$0.19	to	$0.15
Weighted average shares outstanding			90.0

Conference Call Information

Twilio will host a conference call today, February 7, 2017, to discuss fourth quarter and full year 2016 financial results at 2 p.m. Pacific Time, 5 p.m. Eastern Time. A live webcast of the conference call, as well as a replay of the call, will be available at https://investors.twilio.com. The conference call can also be accessed by dialing (877) 201-0168, or +1 (647) 788-4901 (outside the U.S. and Canada). The conference ID is 44789907. Following the completion of the call through 11:59 PM Eastern Time on February 14, 2017, a replay will be available by dialing (855) 859-2056 or +1 (404) 537-3406 (outside the U.S. and Canada) and entering passcode 44789907. Twilio has used, and intends to continue to use, its investor relations website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

About Twilio Inc.

Twilio's mission is to fuel the future of communications. Developers and businesses use Twilio to make communications relevant and contextual by embedding messaging, voice, and video capabilities directly into their software applications. Founded in 2008,Twilio has over 700 employees, with headquarters in San Francisco and other offices in Bogotá, Dublin, Hong Kong, London, Madrid, Malmö, Mountain View, Munich, New York City, Singapore and Tallinn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements contained in this press release include, but are not limited to, statements about: Twilio’s outlook for the quarter ending March 31, 2017 and full year ending December 31, 2017; and Twilio’s expectations regarding its products and solutions. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause Twilio’s actual results, performance, or achievements to differ materially from those described in the forward-looking statements, including, among other things: adverse changes in general economic or market conditions; changes in the market for communications; Twilio’s ability to adapt its products to meet evolving market and customer demands and rapid technological change; Twilio’s ability to generate sufficient revenues to achieve or sustain profitability; Twilio’s limited operating history, which makes it difficult to evaluate its prospects and future operating results; Twilio’s ability to effectively manage its growth; and Twilio’s ability to compete effectively in an intensely competitive market.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in Twilio’s most recent filings with the Securities and Exchange Commission, including its Form 10-Q for the quarterly period ended September 30, 2016 filed on November 7, 2016. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that Twilio makes with the Securities and Exchange Commission from time to time. Moreover, Twilio operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release.

Forward-looking statements represent Twilio’s management’s beliefs and assumptions only as of the date such statements are made. Twilio undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding Twilio’s results, the following non-GAAP financial measures were disclosed: non-GAAP gross profit and gross margin, non-GAAP operating expenses, non-GAAP loss from operations and operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss per share attributable to common stockholders, basic and diluted, and non-GAAP weighted-average shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted.

Non-GAAP Gross Profit and Non-GAAP Gross Margin. Twilio defines non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, adjusted to exclude stock-based compensation, and amortization of acquired intangibles.

Non-GAAP Operating Expenses. Twilio defines non-GAAP operating expenses (including categories of operating expenses) as GAAP operating expenses (and categories of operating expenses) adjusted to exclude, as applicable, stock-based compensation, amortization of acquired intangibles, expenses related to stock repurchases, acquisition-related expenses, release of tax liability upon obligation settlement, and payroll taxes related to stock-based compensation.

Non-GAAP Loss from Operations and Non-GAAP Operating Margin. Twilio defines non-GAAP loss from operations and non-GAAP operating margin as GAAP loss from operations and GAAP operating margin, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, expenses related to stock repurchases, release of tax liability upon obligation settlement, acquisition-related expenses, payroll taxes related to stock-based compensation, and charitable contribution.

Non-GAAP Net Loss Attributable to Common Stockholders and Non-GAAP Net Loss Per Share Attributable to Common Stockholders, Basic and Diluted. Twilio defines non-GAAP net loss attributable to common stockholders and non-GAAP net loss per share attributable to common stockholders, basic and diluted, as GAAP net loss attributable to common stockholders and GAAP net loss per share attributable to common stockholders, basic and diluted, respectively, adjusted to exclude stock-based compensation, amortization of acquired intangibles, expenses related to stock repurchases, release of tax liability upon obligation settlement, acquisition-related expenses, payroll taxes related to stock-based compensation, charitable contribution, and deemed dividend to investors in relation to tender offer and, in the case of non-GAAP net loss per share attributable to common stockholders, basic and diluted, amounts attributable to convertible preferred stock.

In order to calculate non-GAAP net loss per share attributable to common stockholders, basic and diluted, Twilio uses a non-GAAP weighted-average share count. Twilio defines non-GAAP weighted-average shares used to compute non-GAAP net loss per share attributable to common stockholders, basic and diluted, as GAAP weighted average shares used to compute net loss per share attributable to common stockholders, basic and diluted, adjusted to reflect the conversion of convertible preferred stock outstanding into Class B common stock as if it had occurred at the beginning of the period.

Twilio’s management uses the foregoing non-GAAP financial information, collectively, to evaluate its ongoing operations and for internal planning and forecasting purposes. Twilio’s management believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance, facilitates period-to-period comparisons of results of operations, and assists in comparisons with other companies, many of which use similar non-GAAP financial information to supplement their GAAP results. Non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. Whenever Twilio uses a non-GAAP financial measure, a reconciliation is provided to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

With respect to Twilio’s guidance as provided under “Outlook” above, Twilio has not reconciled its expectations as to non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share because stock-based compensation expense cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort.

Operating Metrics

Twilio reviews a number of operating metrics to evaluate its business, measure performance, identify trends, formulate business plans, and make strategic decisions. These include the number of Active Customer Accounts, Base Revenue, and the Dollar-Based Net Expansion Rate.

Number of Active Customer Accounts. Twilio believes that the number of Active Customer Accounts is an important indicator of the growth of its business, the market acceptance of its platform and future revenue trends. Twilio defines an Active Customer Account at the end of any period as an individual account, as identified by a unique account identifier, for which Twilio has recognized at least $5 of revenue in the last month of the period. Twilio believes that use of its platform by customers at or above the $5 per month threshold is a stronger indicator of potential future engagement than trial usage of its platform or usage at levels below $5 per month. A single organization may constitute multiple unique Active Customer Accounts if it has multiple account identifiers, each of which is treated as a separate Active Customer Account.

Base Revenue. Twilio monitors Base Revenue as one of the more reliable indicators of future revenue trends. Base Revenue consists of all revenue other than revenue from large Active Customer Accounts that have never entered into 12-month minimum revenue commitment contracts with Twilio, which the Company refers to as Variable Customer Accounts. While almost all of Twilio’s customers exhibit some level of variability in the usage of its products, based on the experience of Twilio’s management, Twilio believes that Variable Customer Accounts are more likely to have significant fluctuations in usage of its products from period to period, and therefore that revenue from Variable Customer Accounts may also fluctuate significantly from period to period. This behavior is best evidenced by the decision of such customers not to enter into contracts with Twilio that contain minimum revenue commitments, even though they may spend significant amounts on the use of its products and they may be foregoing more favorable terms often available to customers that enter into committed contracts with Twilio. This variability adversely affects Twilio’s ability to rely upon revenue from Variable Customer Accounts when analyzing expected trends in future revenue.

For historical periods through March 31, 2016, Twilio defined a Variable Customer Account as an Active Customer Account that (i) had never signed a minimum revenue commitment contract with the Company for a term of at least 12 months and (ii) has met or exceeded 1% of the Company’s revenue in any quarter in the periods presented through March 31, 2016. To allow for consistent period-to-period comparisons, in the event a customer qualified as a Variable Customer Account as of March 31, 2016, or a previously Variable Customer Account ceased to be an Active Customer Account as of such date, Twilio included such customer as a Variable Customer Account in all periods presented. For reporting periods starting with the three months ended June 30, 2016, Twilio defines a Variable Customer Account as a customer account that (a) has been categorized as a Variable Customer Account in any prior quarter, as well as (b) any new customer account that (i) has never signed a minimum revenue commitment contract with Twilio for a term of at least 12 months and (ii) meets or exceeds 1% of the Company’s revenue in a quarter. Once a customer account is deemed to be a Variable Customer Account in any period, they remain a Variable Customer Account in subsequent periods unless they enter into a minimum revenue commitment contract with Twilio for a term of at least 12 months.

Dollar-Based Net Expansion Rate. Twilio’s ability to drive growth and generate incremental revenue depends, in part, on the Company’s ability to maintain and grow its relationships with existing Active Customer Accounts and to increase their use of the platform. An important way in which Twilio tracks its performance in this area is by measuring the Dollar-Based Net Expansion Rate for Active Customer Accounts, other than Variable Customer Accounts. Twilio’s Dollar-Based Net Expansion Rate increases when such Active Customer Accounts increase their usage of a product, extend their usage of a product to new applications or adopt a new product. Twilio’s Dollar-Based Net Expansion Rate decreases when such Active Customer Accounts cease or reduce their usage of a product or when the Company lowers usage prices on a product. As our customers grow their businesses and extend the use of our platform, they sometimes create multiple customer accounts with us for operational or other reasons. As such, for reporting periods starting with the three months ended December 31, 2016, when we identify a significant customer organization (defined as a single customer organization generating more than 1% of revenue in a quarterly reporting period) that has created a new Active Customer Account, this new Active Customer Account is tied to, and revenue from this new Active Customer Account is included with, the original Active Customer Account for the purposes of calculating this metric. Twilio believes that measuring Dollar-Based Net Expansion Rate on revenue generated from Active Customer Accounts, other than Variable Customer Accounts, provides a more meaningful indication of the performance of the Company’s efforts to increase revenue from existing customer accounts.

Twilio’s Dollar-Based Net Expansion Rate compares the revenue from Active Customer Accounts, other than Variable Customer Accounts, in a quarter to the same quarter in the prior year. To calculate the Dollar-Based Net Expansion Rate, the Company first identifies the cohort of Active Customer Accounts, other than Variable Customer Accounts, that were Active Customer Accounts in the same quarter of the prior year. The Dollar-Based Net Expansion Rate is the quotient obtained by dividing the revenue generated from that cohort in a quarter, by the revenue generated from that same cohort in the corresponding quarter in the prior year. When Twilio calculates Dollar-Based Net Expansion Rate for periods longer than one quarter, it uses the average of the applicable quarterly Dollar-Based Net Expansion Rates for each of the quarters in such period.

Source: Twilio Inc.

TWILIO INC.
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Three Months Ended
	December 31,
	2016	2015
	(Unaudited)
Revenue	$81,952	$51,338
Cost of revenue	34,205	22,480
Gross profit	47,747	28,858
Operating expenses:
Research and development	24,587	13,089
Sales and marketing	17,816	13,208
General and administrative	14,304	10,756
Charitable contribution	3,860	-
Total operating expenses	60,567	37,053
Loss from operations	(12,820)	(8,195)
Other income (expenses), net	225	69
Loss before provision for income taxes	(12,595)	(8,126)
Provision for income taxes	(13)	(134)
Net loss attributable to common stockholders	$(12,608)	$(8,260)

Net loss per share attributable to common stockholders, basic and diluted	$(0.15)	$(0.48)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	86,132,737	17,049,332

TWILIO INC.
Consolidated Statements of Operations
(In thousands, except share and per share amounts)

	Twelve Months Ended
	December 31,
	2016	2015

Revenue	$277,335	$166,919
Cost of revenue	120,520	74,454
Gross profit	156,815	92,465
Operating expenses:
Research and development	77,926	42,559
Sales and marketing	65,267	49,308
General and administrative	51,077	35,991
Charitable contribution	3,860	-
Total operating expenses	198,130	127,858
Loss from operations	(41,315)	(35,393)
Other income (expenses), net	317	11
Loss before provision for income taxes	(40,998)	(35,382)
Provision for income taxes	(326)	(122)
Net loss	(41,324)	(35,504)
Deemed dividend to investors in relation to tender offer	-	(3,392)
Net loss attributable to common stockholders	$(41,324)	$(38,896)

Net loss per share attributable to common stockholders, basic and diluted	$(0.78)	$(2.19)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	53,116,675	17,746,526

TWILIO INC.
Consolidated Balance Sheets
(In thousands)

	As of December 31,

Assets	2016	2015
Current assets:
Cash and cash equivalents	$305,665	$108,835
Accounts receivable, net	26,203	19,094
Prepaid expenses and other current assets	21,512	8,546
Total current assets	353,380	136,475
Restricted cash	7,445	1,170
Property and equipment, net	37,552	14,058
Intangible assets, net	10,268	2,292
Goodwill	3,565	3,165
Other long-term assets	484	356
Total assets	$412,694	$157,516

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,174	$2,299
Accrued expenses and other current liabilities	59,308	31,998
Deferred revenue	10,222	6,146
Total current liabilities	73,704	40,443
Other long-term liabilities	9,543	448
Total liabilities	83,247	40,891
Commitments and contingencies
Stockholders’ equity:
Convertible preferred stock	-	239,911
Common stock	87	17
Additional paid-in capital	516,090	22,103
Accumulated deficit	(186,730)	(145,406)
Total stockholders’ equity	329,447	116,625
Total liabilities and stockholders’ equity	$412,694	$157,516

TWILIO INC.
Consolidated Statements of Cash Flow
(In thousands)

	Twelve Months Ended
	December 31,
	2016	2015
Operating Activities:
Net loss	$(41,324)	$(35,504)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	8,315	4,226
Stock-based compensation	24,225	8,877
Provision for doubtful accounts	1,145	705
Tax benefit related to acquisition	-	(108)
Write-off of internally developed software	711	113
Loss on lease termination	94	-
Changes in assets and liabilities:
Accounts receivable	(8,254)	(10,506)
Prepaid expenses and other current assets	(13,755)	(2,128)
Other long-term assets	(135)	(162)
Accounts payable	1,714	658
Accrued expenses and other current liabilities	24,182	13,202
Deferred revenue	4,076	1,974
Other long-term liabilities	9,097	(109)
Net cash provided by (used in) operating activities	10,091	(18,762)

Investing Activities:
Increase in restricted cash	(7,439)	-
Capitalized software development costs	(11,527)	(8,409)
Purchases of property and equipment	(14,174)	(1,715)
Purchases of intangible assets	(785)	(494)
Acquisitions, net of cash acquired	(8,500)	(1,761)
Net cash used in investing activities	(42,425)	(12,379)

Financing Activities:
Proceeds from initial public offering, net of underwriting discounts	160,426	-
Proceeds from follow-on public offering, net of underwriting discounts	65,281	-
Payments of costs related to public offerings	(4,606)	(694)
Net proceeds from issuance of convertible preferred stock	-	125,448
Proceeds from exercises of vested options	8,392	3,128
Proceeds from exercises of nonvested options	710	277
Value of equity awards withheld for tax liabilities	(1,037)	-
Repurchases of common and preferred stock	(2)	(20,810)
Net cash provided by financing activities	229,164	107,349

Net increase in cash and cash equivalents	196,830	76,208
Cash and cash equivalents at beginning of period	108,835	32,627
Cash and cash equivalents at end of period	$305,665	$108,835

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)

	Three Months Ended
	December 31,
	2016	2015
	(Unaudited)
Gross profit	$47,747	$28,858
Non-GAAP adjustments:
Stock-based compensation	156	20
Amortization of acquired intangibles	409	120
Non-GAAP gross profit	$48,312	$28,998

Non-GAAP gross margin	59%	56%

Research and development	$24,587	$13,089
Non-GAAP adjustments:
Stock-based compensation	(5,310)	(1,607)
Amortization of acquired intangibles	(37)	12
Payroll taxes related to stock-based compensation	(61)	-
Non-GAAP research and development	$19,179	$11,494

Non-GAAP research and development as % of revenue	23%	22%

Sales and marketing	$17,816	$13,208
Non-GAAP adjustments:
Stock-based compensation	(1,690)	(765)
Payroll taxes related to stock-based compensation	(169)	-
Non-GAAP sales and marketing	$15,957	$12,443

Non-GAAP sales and marketing as % of revenue	19%	24%

General and administrative	$14,304	$10,756
Non-GAAP adjustments:
Stock-based compensation	(1,420)	(677)
Amortization of acquired intangibles	(27)	(29)
Acquisition related expenses	(362)	-
Release of tax liability upon obligation settlement	805	-
Payroll taxes related to stock-based compensation	(204)	-
Non-GAAP general and administrative	$13,096	$10,050

Non-GAAP general and administrative as % of revenue	16%	20%

Loss from operations and margin	$(12,820)	$(8,195)
Non-GAAP adjustments:
Stock-based compensation	8,576	3,069
Amortization of acquired intangibles	473	137
Release of tax liability upon obligation settlement	(805)	-
Acquisition related expenses	362	-
Payroll taxes related to stock-based compensation	434	-
Charitable contribution	3,860	-
Non-GAAP income (loss) from operations	$80	$(4,989)

Non-GAAP operating margin	0%	-10%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)	Three Months Ended
	December 31,
	2016	2015
	(Unaudited)
Net loss attributable to common stockholders	$(12,608)	$(8,260)
Non-GAAP adjustments:
Stock-based compensation	8,576	3,069
Amortization of acquired intangibles	473	137
Release of tax liability upon obligation settlement	(805)	-
Acquisition related expenses	362	-
Payroll taxes related to stock-based compensation	434	-
Charitable contribution	3,860	-
Non-GAAP net loss attributable to common stockholders	$292	$(5,054)

Non-GAAP net loss attributable to common stockholders as % of revenue	0%	-10%

Net loss per share attributable to common stockholders, diluted	$(0.15)	$(0.48)
Non-GAAP adjustments:
Stock-based compensation	0.10	0.18
Amortization of acquired intangibles	0.01	0.01
Release of tax liability upon obligation settlement	(0.01)	-
Acquisition related expenses	0.00	-
Payroll taxes related to stock-based compensation	0.01	-
Charitable contribution	0.04	-
Convertible preferred stock	-	0.22
Dilutive securities	0.00	-
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$0.00	$(0.07)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	86,132,737	17,049,332

Weighted-average shares of convertible preferred stock issued and outstanding	-	53,820,556

Effect of dilutive securities (stock options and restricted stock units)	14,073,935	-

Non-GAAP weighted-average shares used to compute Non-GAAP net loss per share attributable to common stockholders, diluted	100,206,672	70,869,888

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)

	Twelve Months Ended
	December 31,
	2016	2015

Gross profit	$156,815	$92,465
Non-GAAP adjustments:
Stock-based compensation	291	65
Amortization of acquired intangibles	619	239
Non-GAAP gross profit	$157,725	$92,769

Non-GAAP gross margin	57%	56%

Research and development	$77,926	$42,559
Non-GAAP adjustments:
Stock-based compensation	(12,946)	(4,046)
Amortization of acquired intangibles	(151)	(130)
Stock repurchase	-	(834)
Payroll taxes related to stock-based compensation	(61)	-
Non-GAAP research and development	$64,768	$37,549

Non-GAAP research and development as % of revenue	23%	22%

Sales and marketing	$65,267	$49,308
Non-GAAP adjustments:
Stock-based compensation	(4,972)	(2,389)
Stock repurchase	-	(76)
Payroll taxes related to stock-based compensation	(169)	-
Non-GAAP sales and marketing	$60,126	$46,843

Non-GAAP sales and marketing as % of revenue	22%	28%

General and administrative	$51,077	$35,991
Non-GAAP adjustments:
Stock-based compensation	(6,016)	(2,377)
Amortization of acquired intangibles	(110)	(95)
Stock repurchase	-	(1,055)
Acquisition related expenses	(499)	(1,165)
Release of tax liability upon obligation settlement	805	-
Payroll taxes related to stock-based compensation	(204)	-
Non-GAAP general and administrative	$45,053	$31,299

Non-GAAP general and administrative as % of revenue	16%	19%

Loss from operations and margin	$(41,315)	$(35,393)
Non-GAAP adjustments:
Stock-based compensation	24,225	8,877
Amortization of acquired intangibles	880	464
Stock repurchase	-	1,965
Release of tax liability upon obligation settlement	(805)	-
Acquisition related expenses	499	1,165
Payroll taxes related to stock-based compensation	434	-
Charitable contribution	3,860	-
Non-GAAP income (loss) from operations	$(12,222)	$(22,922)

Non-GAAP operating margin	-4%	-14%

TWILIO INC.
Reconciliation to Non-GAAP Financial Measures
(In thousands, except share and per share amounts)	Twelve Months Ended
	December 31,
	2016	2015

Net loss attributable to common stockholders	$(41,324)	$(38,896)
Non-GAAP adjustments:
Stock-based compensation	24,225	8,877
Amortization of acquired intangibles	880	464
Stock repurchase	-	1,965
Release of tax liability upon obligation settlement	(805)	-
Acquisition related expenses	499	1,165
Payroll taxes related to stock-based compensation	434	-
Charitable contribution	3,860	-
Deemed dividend to investors in relation to tender offer	-	3,392
Non-GAAP net loss attributable to common stockholders	$(12,231)	$(23,033)

Non-GAAP net loss attributable to common stockholders as % of revenue	-4%	-14%

Net loss per share attributable to common stockholders, diluted	$(0.78)	$(2.19)
Non-GAAP adjustments:
Stock-based compensation	0.46	0.50
Amortization of acquired intangibles	0.02	0.03
Stock repurchase	-	0.11
Release of tax liability upon obligation settlement	(0.02)	-
Acquisition related expenses	0.01	0.07
Payroll taxes related to stock-based compensation	0.01	-
Charitable contribution	0.07	-
Deemed dividend to investors in relation to tender offer	-	0.19
Convertible preferred stock	0.07	0.95
Non-GAAP net income (loss) per share attributable to common stockholders, diluted	$(0.16)	$(0.34)

GAAP weighted-average shares used to compute net loss per share attributable to common stockholders, basic and diluted	53,116,675	17,746,526

Weighted-average shares of convertible preferred stock issued and outstanding	25,454,849	50,078,711

Non-GAAP weighted-average shares used to compute Non-GAAP net loss per share attributable to common stockholders, diluted	78,571,524	67,825,237

TWILIO INC.
Key Metrics
(Unaudited)

	Three Months Ended
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	Dec. 31,
	2015	2015	2015	2015	2016	2016	2016	2016

Number of Active Customers (as of end date of period)	19,340	21,226	23,822	25,347	28,648	30,780	34,457	36,606
Base Revenue (in thousands)	$25,931	$30,694	$36,729	$43,497	$49,834	$56,370	$64,099	$75,245
Base Revenue Growth Rate	70%	75%	77%	97%	92%	84%	75%	73%
Dollar-Based Net Expansion Rate	145%	149%	156%	172%	170%	164%	155%	155%

CONTACT:
Twilio Inc.
Investor Contact:
Greg Kleiner
ir@Twilio.com
or
Media Contact:
Kay Kinton
press@Twilio.com